UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2009

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WE SELL FOR U CORP.
(Exact name of registrant as specified in its charter)
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Florida	333-148855	26-1568357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

580 St. Kilda Road - Level 8, Melbourne, Victoria, Australia  3004
(Address of principal executive offices) (Zip Code)

61-3-8532-2800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

The Board of Directors of We Sell For U Corp., a Florida corporation, approved a two for one stock split in the form of a stock dividend and a change in state of incorporation to Delaware. In order to undertake the two for one stock split and the change of the state of incorporation, shareholder approval will be required to an increase in the authorized capital of the Company and to the change of the state of incorporation. A record date for the stock split will be set when the shareholder documentation is complete.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

99.1 Press Release dated March 31, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WE SELL FOR U CORP.

		By:	/s/ Peter Lee
		Name:	Peter Lee
		Title:	CFO & Secretary

Date:	April 1, 2009

INDEX TO EXHIBITS

99.1:     Press Release dated March 31, 2009